UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one-third of one Redeemable Warrant	GIGGU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC

Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to Merger Agreement

As previously disclosed by GigCapital4, Inc. (“GigCapital4”) under Item 8.01 of its Current Report on Form 8-K filed on June 4, 2021, GigCapital4 entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 4, 2021, with GigCapital4 Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of GigCapital4 (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear.ai”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“BBAI Holdings”). The Merger Agreement was subsequently amended by the parties on August 6, 2021.

The parties to the Merger Agreement have now entered into an Amendment No. 2 to the Merger Agreement (“Merger Agreement Amendment”), dated November 29, 2021. Pursuant to the Merger Agreement Amendment, (a) the Company Equity Value (as such term is defined in the Merger Agreement) is reduced from $1,312,100,000 to $1,125,000,000 and (b) the obligations of GigCapital4 and Merger Sub to consummate the Transaction (as such term is defined in the Merger Agreement), will be conditioned upon, among other things, that (i) following the completion of the Transaction, the post-combination company will have a minimum of $75,000,000 in cash, including the cash received from the sale by GigCapital4 of $200,000,000 in unsecured convertible notes (the “Notes”) as described by GigCapital4 in its Current Report on Form 8-K filed on June 8, 2021, as well as pursuant to the Backstop Subscription Agreement described below, following the payment (A) by GigCapital4 for any redeeming shares of GigCapital4 common stock, par value $0.0001 per share, of GigCapital4 (“GigCapital4 Common Stock”), (B) of the parties’ transaction expenses, (C) by BigBear.ai of its indebtedness being repaid upon the closing of the Transaction and (D) of the Cash Merger Consideration (as such term is defined in the Merger Agreement), and not including any cash that is allocated to satisfy GigCapital4’s obligations pursuant to those certain Forward Share Purchase Agreements (the “FPAs”), by and between GigCapital4 and each of (1) Glazer Capital, LLC and Meteora Capital LLC, on behalf of itself and its affiliated investment funds, (2) Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P., and (3) Tenor Opportunity Master Fund, Ltd. (in each case, whether such amount is in escrow or otherwise), as described by GigCapital4 in its Current Reports on Form 8-K filed on October 15, 2021 and October 22, 2021 and (ii) the Backstop Subscription Agreement will be in full force and effect, and the subscriber thereto will have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Backstop Subscription Agreement to be performed, satisfied or complied with by it concurrently with the closing of the Transaction (the “Closing”), except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of GigCapital4 to consummate the Closing.

As a result of the change in the Company Equity Value in the Merger Agreement Amendment, at the effective time of the First Merger (as such term is defined in the Merger Agreement), the Equity Merger Consideration (as such term is defined in the Merger Agreement) that will be paid to BBAI Holdings as part of consideration for the First Merger will be a number of shares of GigCapital4 Common Stock equal to the result of dividing (i) the difference of (A) the Company Equity Value, minus (B) $75,000,000, by (ii) 10.00, or 105,000,000 shares of GigCapital4 Common Stock.

The foregoing description is only a summary of the Merger Agreement Amendment and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Merger Agreement Amendment is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4, Merger Sub, BigBear.ai or BBAI Holdings. The representations, warranties and covenants contained in the Merger Agreement Amendment were made only for purposes of that agreement; are solely for the benefit of the parties to the Merger Agreement Amendment; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement Amendment instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4, Merger Sub, BigBear.ai or BBAI Holdings.

Backstop Subscription Agreement

On November 29, 2021, GigCapital4 and an affiliate of BBAI Holdings, AE BBAI Aggregator, LP, a Delaware limited partnership (the “AE Subscriber”) have entered into a Backstop Subscription Agreement whereby the AE Subscriber has committed to purchase at the Closing an aggregate number of shares of GigCapital4 Common Stock equal to the result of (a) the difference between (i) $75,000,000, minus (ii) the Available Backstop Closing Company Cash, divided by (b) $10.00, rounded up to the next whole number of Shares (the “Subscribed Shares”). The aggregate purchase price to be paid by the AE Subscriber for the Subscribed Shares shall be an amount equal to the product of (x) the number of Subscribed Shares, multiplied by (y) $10.00 (the “Subscription Amount”). The Subscription Amount shall not exceed $75,000,000 nor be less than $0. “Available Backstop Closing Company Cash” means an amount equal to (i) all amounts in the trust account of GigCapital4 (after reduction for the aggregate amount of payments required to be made for any redeeming shares of GigCapital4 Common Stock and excluding, for the avoidance of doubt, the total amount allocated to satisfy GigCapital4’s obligations pursuant to the FPAs, plus (ii) $200,000,000 (representing the aggregate amount required to be funded to GigCapital4 pursuant to the Subscription Agreements for the Notes described by GigCapital4 in its Current Report on Form 8-K filed on June 8, 2021), minus (iii) the aggregate amount of indebtedness of BigBear.ai and its subsidiaries required to be repaid upon the consummation of the Transaction, minus (iv) the aggregate amount of the parties’ transaction expenses (including any deferred underwriting fees of GigCapital4) that are required to be paid upon the consummation of the Transaction, minus (v) the Cash Merger Consideration, plus (vi) the aggregate amount of cash and cash equivalents of BigBear.ai and its subsidiaries as of immediately prior to the consummation of the Transaction.

The obligations to consummate the subscription are conditioned upon, among other things, all conditions precedent to the closing of the Transaction having been satisfied or waived. The foregoing description of the Backstop Subscription Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Backstop Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Amended and Restated Convertible Note Subscription Agreement and Revised Form of Indenture

As previously disclosed by GigCapital4 is its Current Report on Form 8-K filed on June 8, 2021, contemporaneously with the execution of the Merger Agreement, GigCapital4 entered into the Subscription Agreements, each dated June 4, 2021, with certain institutional investors (the “Note Investors”), pursuant to which the Note Investors, upon the terms and subject to the conditions set forth in the respective Subscription Agreements, shall purchase from GigCapital4, and GigCapital4 shall issue to the Note Investors, subject to the terms and conditions of an Indenture to be entered into in connection with the Closing between BigBear.ai Holdings, Inc. (formerly GigCapital4) and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder, in substantially the form attached to the Subscription Agreement (the “Indenture”), the Notes which shall bear interest at a rate of 6.0% per annum, payable semi-annually, and be convertible into shares of GigCapital4 Common Stock at an initial conversion price of $11.50 (subject to adjustment) in accordance with the terms thereof, and shall mature five years after their issuance.

The Subscription Agreements may be amended with the written consent of GigCapital4, BBAI Holdings, BigBear.ai and the Note Investors then committed to purchase a majority of the Notes to be purchased at the Closing, including each Note Investor (which includes such Note Investor, its affiliates and accounts and funds controlled or managed by such Note Investor or its affiliates) then committed to purchase at least $25,000,000 of Notes (the “Majority Note Investors”). On November 29, 2021, GigCapital4 and the Majority Note Investors, with the consent of BBAI Holdings and BigBear.ai, agreed to amend and restate the Subscription Agreement in substantially the form filed as Exhibit 10.3 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference (the “Amended and Restated Convertible Note Subscription Agreement”). As a result, the terms of the Amended and Restated Convertible Note Subscription Agreement are binding on all Note Investors.

The Amended and Restated Convertible Note Subscription Agreement amends the Subscription Agreements (a) to add as conditions to the obligations of the parties (i) that after giving effect to the Transaction, the post-combination company and its subsidiaries will have Available Note Closing Company Cash of at least $55,000,000, and (ii) the AE Subscriber will have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Backstop Subscription Agreement to be performed, satisfied or complied with by it concurrently with the Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of GigCapital4 to consummate the Closing, (b) to add as a condition to the obligations of the Note Investors that substantially concurrently with the Closing, all indebtedness for borrowed money of BigBear.ai and its subsidiaries that is outstanding immediately prior to the Closing shall be repaid in full, and (c) to revise the form of Indenture attached as an exhibit to the Subscription Agreements with the form of Indenture attached as an exhibit to the form of Amended and Restated Convertible Note Subscription Agreement (the “Revised Indenture”). “Available Note Closing Company Cash” means an amount equal to (i) all amounts in the trust account of GigCapital4 (after reduction for the aggregate amount of payments required to be made for any redeeming shares of GigCapital4 Common Stock and excluding, for the avoidance of doubt, the total amount allocated to satisfy GigCapital4’s obligations pursuant to the FPAs, plus (ii) the amount actually funded in the Subscription Agreements and anyd amounts funded to the Company under the Backstop Subscription Agreement, minus (iii) the aggregate amount of indebtedness of BigBear.ai and its subsidiaries required to be repaid upon the consummation of the Transaction, minus (iv) the aggregate amount of the parties’ transaction expenses (including any deferred underwriting fees of GigCapital4) that are required to be paid upon the consummation of the Transaction, minus (v) the Cash Merger Consideration, plus (vi) the aggregate amount of cash and cash equivalents of BigBear.ai and its subsidiaries as of immediately prior to the consummation of the Transaction. At the Closing, BigBear.ai Holdings, Inc. (formerly GigCapital4), the guarantors party thereto and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder, will enter into the Revised Indenture, and the Notes, as issued at the Closing, will be subject to the terms and conditions of the Revised Indenture.

The Revised Indenture, among other things, provides that if the average of the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day up to and including the final closing print (the “Daily VWAP”) during the 30 consecutive trading days immediately preceding the date that is 180 days after the Closing (the “Reset Date”) is less than $10.00, the conversion rate for the Notes shall be replaced, with effect from the Reset Date, by the lower of (a) $1,000 divided by 115% of the average of the Daily VWAP during the 30 consecutive trading days immediately preceding the Reset Date and (b) 102.2495. As a result, the conversion price of the Notes could be reset to $9.78. In addition, the Revised Indenture provides that the subsidiaries of BigBear.ai will serve as guarantors of the post-combination company’s obligations under the Notes.

Furthermore, the Revised Indenture provides that the post-combination company will be subject to a number of covenants, including the following:

•

There will be no dividends or other distributions to holders of the post-combination company’s equity unless (1) Consolidated Adjusted EBITDA (as such term is defined in the Revised Indenture) for the trailing four quarter period is equal to or greater than $50 million and (2) net leverage ratio is less than 4.5x on a pro forma basis after giving effect to the dividend/distribution any related transactions.

•

There will be restrictions on the incurrence of indebtedness by the post-combination company and its subsidiaries, subject to various carve outs plus certain other customary exclusions, including the following:

•	$50 million basket revolving facility to be provided by a regular bank, which can be secured by an all asset lien;

•	$75 million general debt basket (and a corresponding permitted lien);

•

acquisition indebtedness, provided that after giving pro forma effect to such acquisition, the Consolidated Total Indebtedness Ratio (as such term is defined in the Revised Indenture) for the post-combination company immediately subsequent to the date on which such additional indebtedness is incurred is less than or equal to immediately prior to such acquisition; and

•	unlimited unsecured subordinated indebtedness.

•	There will be restrictions on the existence of liens on the assets of the post-combination company and its subsidiaries, subject to the carve outs noted above and other customary exclusions.

•	There will be no disposition of material intellectual property except to the post-combination company or a guarantor subsidiary.

•	There will be an affiliate transaction covenant, subject to customary exceptions.

The foregoing description of the Amended and Restated Convertible Note Subscription Agreement and the Revised Indenture attached as an exhibit thereto is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated Convertible Note Subscription Agreement and the Revised Indenture attached as an exhibit thereto.

Item 8.01	Other Events.

On November 30, 2021, GigCapital4 issued a press release regarding the entry into the Merger Agreement Amendment, the Backstop Subscription Agreement and the Amended and Restated Convertible Note Subscription Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Amendment No. 2 to Merger Agreement, dated November 29, 2021, by and among GigCapital4, Inc., GigCapital4 Merger Sub Corporation, BigBear.ai Holdings, LLC and BBAI Ultimate Holdings, LLC

10.2	Backstop Subscription Agreement, dated November 29, 2021, by and among GigCapital4, Inc. and AE BBAI Aggregator, LP, a Delaware limited partnership

10.3	Form of Amended and Restated Convertible Note Subscription Agreement and form of Revised Indenture

99.1	Press Release dated November 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear.ai’s respective industries, future events, the proposed transactions between GigCapital4, Merger Sub, BigBear.ai and BBAI Holdings, the timing of the consummation of the business combination, the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The proposed business combination will be submitted to stockholders of GigCapital4 for their consideration and approval at the special meeting of stockholders to be held on December 3, 2021, and at any adjournment or postponement thereof. In connection with the proposed transactions, on November 5, 2021, GigCapital4 filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) and mailed the Proxy Statement to GigCapital4’s stockholders as of October 5, 2021, which has been established as the record date for voting on the proposed business combination and related transactions, in connection with GigCapital4’s solicitation for proxies for the vote by GigCapital4’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement. Investors and security holders of GigCapital4 are advised to read the Proxy Statement in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination because the Proxy Statement will contain important information about the proposed business combination and the parties to the proposed transaction.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the Proxy Statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2021

By:	/s Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.